EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of ALL Fuels & Energy Company (the “Company”) on Form 10-K for the period ended December 31, 2008, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Chief Executive Officer, Principal Financial Officer and Principal Accounting Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on his knowledge and belief:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: April 15, 2009.	ALL FUELS & ENERGY COMPANY
By:	/s/ DEAN E. SUKOWATEY
Dean E. Sukowatey, President and Chief Executive Officer, Acting Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer